UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A
____________________________
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
Air T, Inc.
(Name of Registrant as specified in its charter)
(Name of person(s) filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Air T, Inc.
11020 David Taylor Drive
Suite 305
Charlotte, NC 28262
Telephone: (980) 595-2840
FAX: (704) 489-9960
July 10, 2024
To Our Stockholders:
We are mailing to you, for your information and review, Air T, Inc.’s Annual Report, Notice of Meeting and Proxy Statement for our Annual Meeting of Stockholders to be held Wednesday, August 21, 2024, accompanying proxy card and return envelope. The meeting will be held in person at the Company’s Minnesota executive office, 5000 W. 36th Street, Suite 200, Minneapolis, Minnesota 55416. The meeting will also be accessible by webcast by visiting https://agm.issuerdirect.com/airt. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. The proxy materials were either made available to you over the Internet or mailed to you beginning on or about July 10, 2024.
The accompanying Proxy Statement provides you with a summary of the proposals on which our stockholders will vote at the Annual Meeting. Your vote is important regardless of the number of shares you hold. To ensure your representation at the meeting, please complete, sign, date and return your enclosed proxy card as soon as possible in the postage-paid envelope provided. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and the vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares. If you choose to attend the Annual Meeting, you may revoke your proxy and personally cast your votes at the Annual Meeting.
Stockholder matters, including a transfer of shares, missing stock certificates, or changes of address can be directed to the Company’s transfer agent at the following mailing address, email address and telephone number:
Equiniti Trust Company, LLC
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
Email address: info@amstock.com
Telephone Number: 1-800-937-5449
If you should have a question or require an additional copy of the documents mentioned above, please contact me directly at 980-595-2840.
Thank you for your continued support of Air T, Inc.
Sincerely,
Nick Swenson
President, Chief Executive Officer and Chairman of the Board
Enclosures

AIR T, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 21, 2024
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Air T, Inc. (the “Company”), to be held on August 21, 2024 at 8:30 a.m. local time. The meeting will be held at the Company’s executive office in Minnesota.
The purpose of the meeting is to consider and act on the following matters:
1.Elect as directors the seven (7) nominees named in the accompanying proxy statement to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified;
2.To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement;
3.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025; and
4.To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
AFTER CAREFUL CONSIDERATION OF EACH OF THE PROPOSALS ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.
Only stockholders of record as of the close of business on July 2, 2024 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of our outstanding common stock will entitle the holder to one vote on each matter that properly comes before the annual meeting. You may examine a list of those stockholders at our executive office at 5000 West 36th Street, Minneapolis, Minnesota 55416, during the 10-day period preceding the annual meeting.
The accompanying proxy statement provides you with a summary of the proposals on which our stockholders will vote at the Annual Meeting. We encourage you to read this entire document before voting.
Your vote is important no matter how large or small your holdings may be. To ensure your representation at the meeting, please complete, sign, date and return your proxy card as soon as possible. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and your vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares.
This Annual Meeting Notice and Proxy Statement, Annual Report and proxy card are first being made available to our stockholders on or about July 10, 2024.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE.
You may vote by following the instructions on the Notice Regarding the Availability of Proxy Materials, or, if you received proxy materials by mail, by completing, signing and dating the enclosed proxy and returning it promptly in the envelope provided, or authorizing your proxy by telephone or through the Internet. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice Regarding the Availability of Proxy Materials or proxy card you received in the mail.
You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally if you attend the Annual Meeting in person or virtually. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 21, 2024:

Our Annual Meeting Notice, Proxy Statement and Annual Report for the Fiscal Year Ended March 31, 2024 are also available at http://www.airt.net.

By Order of the Board of Directors

Nick Swenson
President, Chief Executive Officer and Chairman of the Board

July 10, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 21, 2024
This notice, the accompanying proxy statement and proxy and the Air T, Inc. Annual Report to Stockholders, which includes the Air T Inc.’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, are available at http://www.airt.net/investors/annual-meeting-materials. Additionally, and in accordance with the rules of the Securities and Exchange Commission, stockholders may access these materials at the website indicated in the Notice of Internet Availability of Proxy Materials that you receive in connection with this notice and the accompanying proxy statement.

Air T, Inc.
11020 David Taylor Drive
Suite 305
Charlotte, North Carolina 28262
Telephone (980) 595-2840
PROXY STATEMENT
The enclosed proxy is solicited on behalf of the Board of Directors of Air T, Inc. (referred to as the “Company”) in connection with the annual meeting of stockholders of the Company to be held in person on Wednesday, August 21, 2024 at 8:30 a.m. at 5000 West 36th Street, Suite 200, Minneapolis, Minnesota 55416. The attached proxy should be used to vote your shares. You may revoke your proxy at any time before it is exercised by:
•giving a written notice of revocation to the Secretary of the Company,
•submitting a proxy having a later date, or
•voting at the meeting by submitting a new proxy.
All shares represented by valid proxies and not revoked before they are voted will be voted as specified. If no specification is made, proxies will be voted “FOR” electing all nominees for director listed on the proxy in Item 1, “FOR” the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement and “FOR” ratifying Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.
The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the annual meeting. If, however, other matters properly come before the annual meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed advisable, vote such proxy to adjourn the annual meeting from time to time, including if there is not a quorum on the date set for the annual meeting.
This proxy statement, the enclosed proxy card and the Company’s Annual Report to Stockholders for the fiscal year ended March 31, 2024 are being first made available to our stockholders on or about July 10, 2024. The Annual Report does not constitute “soliciting material” and is not to be deemed “filed” with the Securities and Exchange Commission.
The Company will pay the costs of preparing this proxy statement and of soliciting proxies in the enclosed form. Our officers, directors and employees may solicit proxies personally, by telephone, mail or facsimile, or via the Internet. These individuals will not receive any additional compensation for their solicitation efforts. You may also be solicited by means of press releases issued by the Company, postings on our website, www.airt.net, and advertisements in periodicals. In addition, upon request we will reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding voting materials to their customers who are beneficial owners and in obtaining voting instructions.
VOTING
Only stockholders of record at the close of business on July 2, 2024 will be entitled to vote at the annual meeting or any adjournment or adjournments thereof. The number of outstanding shares entitled to vote at the stockholders meeting is 2,760,047. The presence of a majority of the outstanding shares of the Company’s Common Stock, par value $.25 per share (the “Common Stock”), represented in person or by proxy at the meeting will constitute a quorum necessary to conduct business at the meeting.
How to Vote
If you are a registered stockholder, you may vote your shares by mail by completing, signing, dating and returning a proxy card or you may vote your shares in person by attending the meeting and voting your shares in person at the meeting or by following the instructions and voting at the webcast of the meeting. Even if you plan to attend the meeting, the Company encourages you to vote your shares by proxy. If you choose to attend the meeting, please be prepared to establish your stock ownership and identification in accordance with the instructions provided to obtain access to the meeting.
If you are a beneficial stockholder and your broker holds your shares in its name, your broker may provide you alternative methods of providing your voting instructions, including by Internet or telephone. This depends on the voting process of the broker through which you hold the shares. Please follow their directions carefully.
Voting of Shares Held Through Brokers
If you are a beneficial stockholder and your broker holds your shares in its name, your broker cannot vote your shares on the following matters if you do not timely provide instructions for voting your shares:
•the election of directors; and
•the advisory vote on approval of the compensation paid to the Company’s named executive officers.
If your shares are maintained through an account with a broker, it is likely that your broker holds your shares in its name, and you should contact your broker if you are uncertain whether your broker holds your shares in its name. Shares not voted by brokers on these matters if timely voting instructions are not provided are referred to as “broker non-votes.” However, your broker may vote your shares on any other matter that may be presented to the stockholders for a vote at the meeting, including the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, if the broker does not receive voting instructions from you.
If your broker holds your shares in its name, for you to vote those shares you must provide voting instructions to the broker through which you hold the shares. Please follow their directions carefully.
Required Voting Thresholds for Matters to be Considered at the Meeting
Directors will be elected by a plurality of the votes cast—that is, the seven (7) nominees receiving the most votes will be elected as directors. Cumulative voting is not allowed. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.
On the matter related to the advisory vote on compensation paid to the Company’s named executive officers, the Company will consider that our stockholders will approve of the compensation for named executive officers as disclosed in this Proxy Statement if there are more “FOR” votes than the total of “AGAINST” and “ABSTAIN” votes. Although the vote on Item 2 is not binding on the Company, the Compensation Committee will take your vote on this proposal into consideration when evaluating the compensation of our named executive officers.
Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending March 31, 2025, requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. An abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote, if applicable, will have no effect on the vote on this matter.
Changing Your Vote
Even after you have submitted your vote, you may revoke your proxy and change your vote at any time before voting begins at the annual meeting. If you are a registered stockholder, you may do this by:
•timely delivering to the Company’s Secretary, or at the meeting, a later dated signed proxy card or
•by voting your shares in person at the meeting in accordance with instructions provided at the meeting.
Your participation at the meeting will not automatically revoke your proxy; you must specifically revoke it and vote your shares as provided at the meeting.
If your broker holds your shares in its name, you should contact your bank, broker or other nominee to find out how to revoke your proxy. If you have obtained a legal proxy from your nominee giving you the right to vote your shares, you may vote at the meeting in accordance with instructions provided or by sending in an executed proxy with your legal proxy form.

CERTAIN BENEFICIAL OWNERS OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of shares of Common Stock, par value $.25 per share, of the Company as of May 31, 2024 by each person that beneficially owns five (5%) percent or more of the shares of Common Stock. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.
Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as of May 31, 2024	Percent of Class(1)
AO Partners I, L.P. et al.(2) 5000 W. 36th Street, Suite 200 Minneapolis, Minnesota 55416	1,352,938	49.02%
Farnam Street Partners, L.P. et al.(3) 3033 Excelsior Boulevard, Suite 320 Minneapolis, Minnesota 55416	492,029	17.83%

(1)Based upon 2,760,047 shares outstanding on May 31, 2024.
(2)Includes shares held by AO Partners I, L.P. (“AO Partners Fund”) and indirectly by AO Partners, LLC (“AO Partners”) as General Partner. AO Partners Fund and AO Partners have shared power to direct the voting and disposition of 972,584 shares. Nick Swenson as Manager of AO Partners disclaims beneficial ownership of such shares, except as to his pecuniary interest therein. Nick Swenson has sole power to direct the voting and disposition of 157,858 shares held directly and by Glenhurst Co. (which includes 3,750 shares purchasable upon the exercise of stock options granted to him by the Company for his service on the Company’s Board of Directors and 94,938 shares held by Glenhurst Co.), and Groveland Capital, LLC and Groveland DST, LLC have the power to direct the voting and disposition of 52,690 shares and 169,806 shares respectively.
(3)Includes 394,090 shares held by Farnam Street Partners, L.P., 55,793 shares held by FS Special Opportunities Fund I, LP, and 11,500 shares held by Car of MN, LLC. Mr. Cabillot is an officer of Farnam Street Capital, Inc., the general partner of Farnam Street Partners, L.P. and FS Special Opportunities Fund I, L.P. and the managing member of Car by MN, LLC. Messrs. Cabillot and Peter O. Haeg, as officers of FSC, the general partner of the Farnam Funds, share voting and dispositive power over all of the shares of Company common stock held by the Farnam Funds. Mr. Cabillot and Mr. Haeg individually own 20,646 shares and 10,000 shares of Company common stock, respectively.
PROPOSAL 1 -- ELECTION OF DIRECTORS
Under the Company’s certificate of incorporation and by-laws, as amended, directors are elected at each annual meeting and hold office until their respective successors are elected and have qualified. The Board of Directors has established the number of directors constituting the Board of Directors at seven (7). Accordingly, up to seven (7) directors may be elected at the annual meeting.
The following sets forth certain information with respect to the individuals who are nominated by the Board of Directors, upon recommendation of its Nominating Committee, for election to the Board of Directors at the annual meeting. Each of the following nominees is currently a director of the Company. For each nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.
Raymond Cabillot, age 61, was elected as a director of the Company in November 2016 and as Lead Independent Director of the Company in 2019. Since 1998, Mr. Cabillot has served as Chief Executive Officer and director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership. Prior to his service at Farnam Street Capital, Mr. Cabillot was a Senior Research Analyst at Piper Jaffrey, Inc., an investment bank and asset management firm, from 1989 to 1997. Early in his career, Mr. Cabillot worked for Prudential Capital Corporation as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot has served on the board of directors of Oxbridge Re Holdings Limited, a specialty property and casualty reinsurer, since 2013, and Pro-Dex, Inc., a manufacturer of surgical, dental, and scientific instruments, since 2013. Mr. Cabillot also served as Chairman of the Board of O.I. Corporation, a manufacturer of chemical analysis and monitoring products, from 2007 through 2010. Mr. Cabillot earned his BA with a double major in economics and chemistry from St. Olaf College and an MBA from the University of Minnesota. He is a Chartered Financial Analyst.

Mr. Cabillot was elected to the Board and as Lead Independent Director for his strong analytical skills and over 25 years’ experience as a financial analyst and investment manager. His prior service as a public company director and chairman also brings valuable corporate governance experience to the Board.
William Foudray, age 54, was elected as a director of the Company in August 2013. Mr. Foudray has served as Executive Vice President of People’s Bank since September 2023. Prior to joining People’s Bank, Mr. Foudray served as the Chief Executive Officer of Vantage Financial, LLC, an equipment leasing and finance company that he co-founded in August 2011. Mr. Foudray served in various executive capacities, including as Vice President of Operations, Chief Financial Officer and Executive Vice President, of Fidelity National Capital, Inc., a third-party technology leasing firm and then subsidiary of Fidelity National Financial, Inc., from 1999 until the sale of that company in 2009 to Winthrop Resources Corporation and as Vice President of Winthrop Resources Corporation, a technology leasing company, from 2009 to July 2011.
Mr. Foudray’s experience in the leasing business, including in the equipment leasing business provides the Board with valuable insight with respect to opportunities to expand leasing activities of the Company’s businesses. In addition, Mr. Foudray’s experience as an executive officer of a significant operating business and as a former chief financial officer add to the Board’s expertise in operational and financial matters.
Gary Kohler, age 67, was elected as a director of the Company in September 2014. Mr. Kohler has served as Chief Investment Officer, portfolio manager and Managing Partner of Blue Clay Capital Management, LLC, an investment management firm, since January 1, 2012. Mr. Kohler served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm, from January 2000 to December 2011. Mr. Kohler served in various capacities, including portfolio manager and Vice President, of Okabena Company, a private investment advisory firm, from 1984 to 1997.
Mr. Kohler’s experience in investing and managing investments in a wide variety of businesses during his over 25-year career in the field of investment management services provides the Board with additional depth in financial, analytical and investment expertise.
Peter McClung, age 54, was elected as a director of the Company in December 2017. Mr. McClung is an experienced business executive and expert in developing sales and marketing strategies based on customer insights. Mr. McClung has over 20 years’ experience building and leading teams to grow revenue, profitability and market share in a variety of industries. He spent the first part of his career as a sales and marketing executive in roles of increasing responsibility with Novartis, BASF, and UnitedHealth Group. In 2009, Mr. McClung formed a business strategy consulting firm, which expanded into a full-service branding agency in 2013, called welcometoseven.com. In 2016, Mr. McClung became CEO of The Jump Group, LLC, a joint venture technology company with welcometoseven.com and venture capital investors. In 2022 Mr. McClung founded Blankspace Social, LLC.
The Board nominated Mr. McClung because of his expertise in the areas of strategy, marketing and sales, in addition to his experience as both an entrepreneur as well as a senior leader in several Fortune 500 companies.
Nick Swenson, age 55, has served as a director of the Company since August 2012 and as Chairman of the Board of Directors since August 2013. In October 2013, Mr. Swenson was appointed as the interim President and Chief Executive Officer of the Company and was appointed as President and Chief Executive Officer of the Company in February 2014. Mr. Swenson is also the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Mr. Swenson previously served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm. Mr. Swenson serves as a director and Chairman of the Board of Pro-Dex, Inc., as a director of Delphax Technologies Inc., and as a director of Lendway, Inc. (formerly Insignia Systems, Inc.).
The Board believes that Mr. Swenson’s position as Chief Executive Officer of the Company provides the Board with unique insight regarding Company-wide issues. In addition, Mr. Swenson’s financial, analytical and investment experience and skills provide the Board of Directors with additional expertise in these areas and, as a representative of the Company’s largest stockholder, he provides additional stockholder perspectives to the Board of Directors.
Travis Swenson, age 46, was elected as a director of the Company in December 2017. Mr. Swenson currently serves as the Chief Financial Officer of Colliers Mortgage Holdings LLC. Prior to joining Colliers, Mr. Swenson was the Global Head of Client Accounting Services at WeWork, Inc. Preceding this role, Mr. Swenson was the Senior Managing Director, Americas Leader of Real Estate Accounting Services, of CBRE, Inc., a commercial real estate services firm, which he joined in February 2013. Preceding this role, Mr. Swenson served as a Senior Manager with the Capital Markets Advisory practice of Deloitte & Touche LLP. Preceding this role, he was with financial services audit and tax practices of Deloitte & Touche LLP, which he joined in September 2000. Over the course of his professional career, Mr. Swenson focused on strategic consulting, auditing, tax, corporate finance, capital markets, and mergers and acquisitions. He is a certified public accountant, licensed in both Minnesota and California. Additionally, he is also a Commercial Pilot and Flight Instructor.
Mr. Travis Swenson’s professional experience, including his accounting expertise and managerial skills, both with a Big Four accounting firm and a large commercial real estate services firm, provides the Board with expertise in a variety of important areas, including accounting and merger and acquisition matters, as well as managerial insight.
Mr. Travis Swenson is not related to Nick Swenson, the Company’s Chairman of the Board, President and Chief Executive Officer.
Jamie Thingelstad, age 52, was elected as a director of the Company in July 2023. Mr. Thingelstad currently serves as the Chief Technology Officer of SPS Commerce, a position he has held since 2013. Prior to joining SPS, Mr. Thingelstad served as the CTO and COO of 8thBridge, a social commerce startup. Preceding this role, Mr. Thingelstad served as the CTO for the Wall Street Journal Digital Network as well as the enterprise division of Dow Jones. In these roles, Mr. Thingelstad was responsible for platforms that served millions of users worldwide with 24/7 availability.
The Board believes that Mr. Thingelstad’s extensive, significant experience managing technology platforms for large and complicated businesses provides the Board with needed expertise in the technology space; a space with increasing importance to the Company’s underlying businesses.
The Board of Directors recommends a vote “FOR” all of the nominees listed above for election as directors (Item 1 on the enclosed proxy card).
The Board of Directors believes that the Board as a whole should encompass a range of skill and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company and its businesses. The Company’s policy is to have at least a majority of Directors qualify as “independent,” and only two of the seven (7) nominees (Messrs. Nick Swenson and Kohler) do not qualify as “independent.”
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the same person serve as Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s stockholders at this time. The Board created the role of Lead Independent Director in 2019 to lead executive sessions, act as an intermediary between the other “independent” directors and the Chairman, to act in the Chairman’s place should he be unavailable, and to act as a liaison between the stockholders and the Board of Directors. Raymond Cabillot has acted as Lead Independent Director since 2019.
Director Compensation
During the fiscal year ended March 31, 2024, each non-employee director received a director’s fee of $1,500 per month and an attendance fee of $750 for each meeting of the Board of Directors or a committee thereof, including a Special Committee. Members of the Audit Committee received, in lieu of the meeting fee, a monthly fee of $1,750, while the Chairman of the Audit Committee received a monthly fee of $2,600. The Lead Independent Director receives a stipend of $500 per month.
The following table sets forth the compensation earned by each of the Company’s non-employee directors in the fiscal year ended March 31, 2024. All compensation was paid in cash.

Name	Total ($)
Raymond Cabillot	51,750
William Foudray	21,000
Gary Kohler	19,500
Peter McClung	45,750
Travis Swenson	54,450
Jamie Thingelstad	23,000

Committees of the Board of Directors
The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board of Directors presently expects that the membership of each committee will remain the same following the Annual Meeting.
The Audit Committee currently consists of Messrs. Travis Swenson, McClung and Cabillot, with Mr. Travis Swenson serving as chairman. The Audit Committee met six (6) times during the fiscal year. The authority and responsibilities of the Audit Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Audit Committee, included in the charter, are to select and retain the firm of independent auditors to serve the Company each fiscal year, to review and approve the scope, fees and results of the audit performed by the independent auditors, to review the adequacy of the Company’s system of internal accounting controls, to review and periodically discuss with the independent auditor all significant relationships that may affect the auditor’s independence, to meet at least quarterly to review the Company’s financial results with management and the independent auditors prior to the release of quarterly financial information, to prepare and issue to the Board of Directors annually a summary report suitable for submission to the stockholders, to discuss with management and the independent auditor policies with respect to risk assessment and risk management (including technology risks and cybersecurity), significant risks or exposures of the Company and the steps that have been taken to minimize such risks, and to establish procedures for the receipt, retention and treatment of complaints regarding accounting internal controls and auditing matters, including confidential, anonymous submissions by employees. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s audit committee charter requirements and compliance with the audit committee structure and composition requirements. In addition, the Board of Directors has determined that both Messrs. Travis Swenson and Cabillot are “audit committee financial experts,” as that term is defined under the rules of the Securities and Exchange Commission.
The Compensation Committee currently consists of Messrs. McClung, Cabillot and Travis Swenson with Mr. McClung serving as chairman. The authority and responsibilities of the Compensation Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Compensation Committee, included in the charter, are to evaluate, develop, approve and report to the Board regarding the Company’s overall compensation philosophy and strategy, including the balance among various components of compensation, such as base salaries, cash-based and equity-based incentive compensation, and other benefits, to determine, or recommend to the Board for its determination, the compensation, including salary, bonus, incentive and equity compensation to be paid to the Chief Executive Officer and the other executive officers, to review director fees and other compensation paid to non-employee members of the Board on a periodic basis and effect, or recommend to the Board, any changes it deems appropriate, to periodically review equity-based and other incentive plans and revise such plans, or recommend revisions or new plans to the Board, to determine and recommend to the Board for approval any performance targets and participation levels for management in any incentive plan for which such targets and levels are to be set, to review and approve all formal employment agreements with the executive officers, and to review the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s compensation committee charter and compliance with the compensation committee structure and composition requirements. The Compensation Committee met two (2) times during the fiscal year.
The Nominating Committee currently consists of Messrs. Cabillot, Foudray and McClung, with Mr. Foudray serving as chairman. The Nominating Committee is charged with identifying candidates for election to the Board of Directors, reviewing their skills, characteristics and experience and recommending nominees to the Board for approval, as well as recommending the functions and the membership of the committees of the Board of Directors. The charter of the Nominating Committee is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The Nominating Committee met two (2) times during the fiscal year.
Director Independence
The Board of Directors has determined that none of the members of the Board of Directors (other than Mr. Nick Swenson, the Company’s Chief Executive Officer, and Messr. Kohler) has any relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these individuals is “independent” within the meaning of the rules of the NASDAQ Capital Markets. All of the members of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent directors under these standards. In addition, the Board of Directors has determined that the members of the Audit and Compensation Committees meet the additional standards of independence applicable to members of such committees.

The Board of Directors concluded that Mr. Kohler is not independent in light of the Company’s December 2017 acquisition of the assets of Blue Clay Capital Management, LLC, an investment management firm based in Minneapolis, Minnesota. Mr. Kohler was the sole owner of Blue Clay Capital and in connection with such acquisition, a subsidiary of the Company replaced Blue Clay Capital as the managing general partner of certain investment funds and Mr. Kohler remains employed by Blue Clay as its Chief Investment Officer in return for an annual salary of $51,500 plus variable compensation based on the management and incentive fees to be paid to the subsidiary by certain of these investment funds and eligibility to participate in discretionary annual bonuses.
The Board of Directors concluded that Mr. Nick Swenson is not independent given his position as Chief Executive Officer and President of the Company.
Board’s Role in Risk Oversight
As discussed above, the Audit Committee assists the Board with respect to risk assessment and risk management, including monitoring significant risks or exposures of the Company (including technology risks and cybersecurity) and the steps that have been taken to minimize such risks. The Audit Committee is comprised entirely of independent directors. The Audit Committee is also charged with establishing procedures for the receipt, retention and treatment of complaints received by the Company’s “whistleblower hotline” which permits complaints or concerns regarding legal compliance, accounting, internal controls and auditing matters to be submitted by interested persons, including employees, confidentially and anonymously. In addition, the Compensation Committee is charged with assisting the Board in reviewing the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Compensation Committee is comprised of all independent directors.
Employee, Officer and Director Hedging
Our Insider Trading Policy does not prohibit hedging transactions involving our securities by our directors, executive officers and all other employees. However, we do believe that hedging against losses in our securities breaks the alignment between our stockholders and our directors, officers and employees and we are not aware of any hedging transactions by our directors, executive officer and employees or any direct and indirect short selling and derivative transactions involving our securities, other than the exercise of any options or warrants issued by us to our employees or directors.
Attendance of Meetings
During the fiscal year ended March 31, 2024, the Board of Directors met five (5) times. Each of the directors attended at least 75% of the meetings of the Board of Directors and committees thereof on which such director served during such period. The Company does not have a policy with respect to attendance of members of the Board of Directors at the annual meeting of stockholders. Historically, few, if any, stockholders have attended the Company’s annual meeting of stockholders. We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Last year, six (6) directors attended the annual meeting.
Director Qualifications and Nominations
The Nominating Committee has adopted a policy that candidates nominated for election or re-election to the Board of Directors generally should meet the following qualifications:
•candidates should possess broad training and experience at the policymaking level in business, government, education, technology or philanthropy;
•candidates should possess expertise that is useful to the Company and complementary to the background and experience of other members of the Board of Directors, so that an optimal balance in Board membership can be achieved and maintained;
•candidates should be of the highest integrity, possess strength of character and the mature judgment essential to effective decision making;
•candidates should be willing to devote the required amount of time to the work of the Board of Directors and one or more of its committees;
•candidates should be willing to serve on the Board of Directors over a period of several years to allow for the development of sound knowledge of the Company and its principal operations; and

•candidates should be without any significant conflict of interest or legal impediment with regard to service on the Board of Directors.
The Nominating Committee seeks directors with experience in areas relevant to the Company’s businesses. The Nominating Committee also seeks other key attributes that are important to an effective board: integrity and high ethical standards; sound judgment; analytical skills; and the commitment to devote the necessary time and energy to the service on the Board and its Committees. The Company does not have a policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee seeks out appropriate candidates, principally by canvassing current directors for suggestions. The Nominating Committee evaluates candidates on the basis of the above qualifications and other criteria that may vary from time to time. The Nominating Committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The Board of Directors believes that such a formal policy is unnecessary and that the issue is more appropriately dealt with on a case-by-case basis.
There have been no changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors since the date of the Company’s proxy statement for its annual meeting of stockholders held on August 16, 2023.
Committee Charters
See “Committees of the Board of Directors” for a description of the Board’s delegation of authority and responsibilities to the three standing committees. All of the charters of our three standing committees are available on our website at www.airt.net.
Director and Executive Officer Stock Ownership
The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of May 31, 2024, by each director, director nominee and named executive officer of the Company (as listed in the Summary Compensation Table, below) and by all directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.

		Shares and Percent of Common Stock Beneficially Owned as of May 31, 2024
Name	Position with Company	No. of Shares(1)	Percent(2)
Raymond Cabillot	Director	(3)492,029	17.83%
William Foudray	Director	7,500	*
Gary Kohler	Director	20,103	*
Peter McClung	Director	—	—
Travis Swenson	Director	982	*
Jamie Thingelstad	Director	-------	--------
Brian Ochocki	Chief Financial Officer/ Principal Accounting Officer and Treasurer	—	—
Nick Swenson	President, Chief Executive Officer and Chairman of the Board	(4)1,352,938	49.02%
All current directors, nominees, and executive officers as a group (8 persons)		(3)(4)1,869,802	67.65%

* Represents less than one percent (1.0%).

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Includes shares which the following executive officers and directors have the right to acquire within 60 days through the exercise of stock options issued by Air T: Mr. Foudray, 3,750 shares; and all directors, nominees, and executive officers as a group, 3,750 shares.

(2)	Based on a total of 2,760,047 Shares of the Company’s common stock issued and outstanding as of May 31, 2024.

(3)	Includes 394,090 shares held by Farnam Street Partners, L.P., 55,793 shares held by FS Special Opportunities Fund I, LP, and 11,500 shares held by Car of MN, LLC. Mr. Cabillot is an officer of Farnam Street Capital, Inc. (“FSC”), the general partner of Farnam Street Partners, L.P. and FS Special Opportunities Fund I, L.P. and the managing member of Car by MN, LLC. Messrs. Cabillot and Peter O. Haeg, as officers of FSC, the general partner of the Farnam Funds, share voting and dispositive power over all of the shares of Company common stock held by the Farnam Funds. Mr. Cabillot and Mr. Haeg individually own 20,646 shares and 10,000 shares of Company common stock, respectively.

(4)	Includes shares held by AO Partners I, L.P. (“AO Partners Fund”) and indirectly by AO Partners, LLC (“AO Partners”) as General Partner. AO Partners Fund and AO Partners have shared power to direct the voting and disposition of 972,584 shares. Nick Swenson as Manager of AO Partners disclaims beneficial ownership of such shares, except as to his pecuniary interest therein. Nick Swenson has sole power to direct the voting and disposition of 157,858 shares held directly and by Glenhurst Co. (which includes 3,750 shares purchasable upon the exercise of stock options granted to him by the Company for his service on the Company’s Board of Directors and 94,938 shares held by Glenhurst Co.), and Groveland Capital, LLC and Groveland DST, LLC have the power to direct the voting and disposition of 52,690 shares and 169,806 shares respectively.

EXECUTIVE OFFICERS
The current executive officers of the Company are Nick Swenson and Brian Ochocki. Biographical information regarding Mr. Nick Swenson is included in “Proposal 1 – Election of Directors.”
Brian Ochocki – age 56. Mr. Ochocki became the Company’s Chief Financial Officer/Principal Accounting Officer and Treasurer on July 8, 2019. Mr. Ochocki has over twenty years of experience as a results-oriented senior financial executive within multiple industries. From May 2018 until he commenced working with the Company, he was the Chief Financial Officer of Indigo Signworks, Inc., a custom sign manufacturer and installer. Prior to that position, he worked with Holiday Companies for 13 years, most recently as the Vice President of Energy, Logistics, and Transportation from 2016 to 2018, and formerly as the Vice President of Financial Planning and Analysis from 2005 to 2016. Mr. Ochocki previously served in various finance positions at Northwest Airlines, Inc. for seven years, Goldman, Sachs & Co. for one year, and KPMG for five years.
Delinquent Section 16(a) Reports
To the Company’s knowledge, based solely on review of the copies of reports under Section 16(a) of the Securities Exchange Act of 1934 that have been furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2024 all executive officers, directors and greater than ten-percent beneficial owners have complied with all applicable Section 16(a) filing requirements.
PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company is providing stockholders with the opportunity to cast an advisory vote on compensation to the executive officers named in the Summary Compensation Table as reported in this proxy statement. Accordingly, the following resolution will be presented to the stockholders at the annual meeting:
“Resolved, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, in the Company’s proxy statement for the 2024 annual meeting of stockholders.”
This vote is advisory and nonbinding on the Company. The Board of Directors and the Compensation Committee, which is comprised of exclusively independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions. The Company’s named executive officers are those officers listed in the Summary Compensation Table appearing in this proxy statement, who are Nick Swenson, Chief Executive Officer, and Brian Ochocki, Chief Financial Officer/Principal Accounting Officer and Treasurer.

The Board of Directors recommends a vote “FOR” the adoption of the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement (Item 2 on the enclosed proxy card).
The objectives of the Company’s compensation plan for its executive officers (other than Mr. Nick Swenson) is to offer incentives for superior performance and to provide compensation in amounts and in forms that are sufficient to attract and retain management personnel capable of effectively managing the Company’s businesses. The compensation of Mr. Nick Swenson is, at his request, limited to an annual salary of $50,000. Mr. Nick Swenson does not participate in any bonus compensation plans and also does not participate in any employee benefit plan.
The compensation of the executive officers is determined by the Compensation Committee under authority delegated to it by the Board of Directors. The Compensation Committee consults with the Chief Executive Officer in evaluating and setting the compensation of the other executive officers.
The Company has paid modest levels of compensation. The elements of the total compensation paid to executives, other than Mr. Nick Swenson, under the Company’s policy are:
•base salary,
•annual cash incentive,
•stock option awards pursuant to the Company’s 2020 Omnibus Stock and Incentive Plan, and
•retirement, health and welfare and other benefits.
Base Salary
Base salaries are not linked to the performance of the Company and are intended to provide the executive officers a relatively secure baseline level of compensation. The Compensation Committee periodically reviews base salary levels and adjusts base salaries as deemed necessary, but not necessarily annually. During the review and adjustment process, the Compensation Committee considers:
•individual performance;
•recommendations of the Chief Executive Officer with respect to the base salaries of other executive officers;
•the duties and responsibilities of each executive officer position;
•their current compensation level;
•the relationship of executive officer pay to the base salaries of senior officers and other employees of the Company; and
•whether the base salary levels are competitive.
At Mr. Nick Swenson’s request, the Compensation Committee set his annual salary rate, which commenced on April 1, 2014, at a below-market rate of $50,000. Mr. Ochocki’s annual salary rate is $260,000.
Incentive and Bonus Compensation
The named executive officers are eligible to receive annual incentive compensation based on the Company’s overall financial performance and a subjective evaluation of individual performance. At Mr. Nick Swenson’s request, he does not receive any annual incentive compensation. In addition, named executive officers other than Mr. Nick Swenson, are eligible to receive discretionary bonuses from time to time based on individual performance in achieving important Company milestones. Because of the subjective evaluation used in determining this compensation, it is all reported as bonus in the accompanying Summary Compensation Table.

Equity Compensation
    The following table shows equity grants to the Company’s non-employee directors, executive officers and non-executive officers as of June 30, 2024:

Name of Individual or Identity of Group and Position	Number of Shares of Underlying Options(1)
Named Executive Officers
Nick Swenson, President, Chief Executive Officer and Chairman of the Board	140,000
Brian Ochocki, Chief Financial Officer	17,500
Named Executive Officers as a group (2 persons)	157,500
Non-employee Directors and Non-Executive Officers
All non-employee directors, as a group	7,000
All non-executive officer employees as a group	56,700
Total	221,200

(1)Whether any of the unexerciseable options vest, and the amount that does vest, is tied to various price tranches (six per year) corresponding to future testing dates (June 30 of each year) and the achievement of our Common Stock trading at or above the exercise price for each applicable price tranche. In the event that the market price of our common stock does not reach or exceed the exercise price during the 60 days immediately preceding the applicable price tranche, 100% of the applicable options associated with that price tranche expire immediately.
Retirement and Other Benefits
The named executive officers are eligible to participate in certain employee benefit plans sponsored by the Company, which are described below. At his request, Mr. Nick Swenson does not participate in these plans.
The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including the executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. The Company makes matching contributions to the 401(k) Plan. The named executive officers are also eligible to participate in group health, life and other welfare benefit plans on the same terms and conditions that apply to other employees. The named executive officers do not receive better insurance programs, vacation schedules or holidays than other employees of equal employment tenure.
The Company does not maintain any non-qualified deferred compensation plans that would allow executives to elect to defer receipt (and taxation) of their base salaries, bonuses, annual incentive plan payments or other compensation.
EXECUTIVE OFFICER COMPENSATION
Mr. Nick Swenson and Mr. Ochocki are the only individuals who served as executive officers of the Company during the most recent fiscal year. The following table sets forth a summary of the compensation paid to them during the two most recent fiscal years.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Equity Compensation		Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
				Stock Awards	Option Awards(1)

Nick Swenson President, Chief Executive Officer and Chairman of the Board	2024	50,000	0	0	0	0	0	50,000
	2023	50,000	0	0	0	0	0	50,000

Brian Ochocki Chief Financial Officer	2024	260,000	0	0	0	0	0	260,000
	2023	260,000	83,000	0	0	0	0	343,000

(1)These amounts represent the aggregate grant date value of awards under Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The assumptions used in calculating the fair value of these stock awards can be found under Note 16 to the Financial Statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022 and have no relation to amounts or periods in which earnings may be reported in the Named Executive Officer’s W-2.
Outstanding Equity Awards at Fiscal Year End Table
The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2024.

Option/Warrant Awards
	Number of Securities Underlying Unexercised Options/Warrants # Exercisable	Number of Securities Underlying Unexercised Options/Warrants # Unexercisable (1)(2)	Option/Warrant Exercise Price $ (3)	Option/Warrant Expiration Date
Nick Swenson		20,000 20,000 20,000 20,000 20,000 20,000 20,000	33.98 - 49.85 38.23 - 61.06 43.01 - 74.80 48.38 - 91.63 54.43 - 112.25 61.23 - 137.51 68.89 - 168.45	6/30/2035 6/30/2036 6/30/2037 6/30/2038 6/30/2039 6/30/2040 6/30/2041
Brian Ochocki		2,500 2,500 2,500 2,500 2,500 2,500 2,500	33.98 - 49.85 38.23 - 61.06 43.01 - 74.80 48.38 - 91.63 54.43 - 112.25 61.23 - 137.51 68.89 - 168.45	6/30/2035 6/30/2036 6/30/2037 6/30/2038 6/30/2039 6/30/2040 6/30/2041
________________________
(1)All currently unexerciseable option awards were made under the Company’s 2020 Omnibus Stock and Incentive Plan. Under the terms of the plan, option awards were made without any corresponding transfer of consideration from the recipients.
(2)Whether any of the unexerciseable options vest, and the amount that does vest, is tied to various price tranches (six per year) corresponding to future testing dates (June 30 of each year) and the achievement of our Common Stock trading at or above the exercise price for each applicable price tranche. In the event that the market price of our common stock does not reach or exceed the exercise price during the 60 days immediately preceding the applicable price tranche, 100% of the applicable options associated with that price tranche expire immediately.
(3)As mentioned in Note 2 above, options granted under the Company’s 2020 Omnibus Stock and Incentive Plan vest subject to various price tranches at corresponding future testing dates. The prices listed represent the range of the six tranches for each applicable testing date.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information as of March 31, 2024 with respect to our equity compensation plans:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders	221,200	—	198,800
Total	221,200	—	198,800

(1)Whether any of the unexerciseable options vest, and the amount that does vest, is tied to various price tranches (six per year) corresponding to future testing dates (June 30 of each year) and the achievement of our Common Stock trading at or above the exercise price for each applicable price tranche. In the event that the market price of our common stock does not reach or exceed the exercise price during the 60 days immediately preceding the applicable price tranche, 100% of the applicable options associated with that price tranche expire immediately.
Pay Versus Performance
We are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance measures of the Company as required by SEC rules.

Year	Summary compensation table total for PEO ($)(1)	Compensation actually paid to PEO ($)(2)	Average summary compensation table total for non-PEO named executive officers ($)(3)	Average compensation actually paid to non-PEO named executive officers ($)(4)	Value of initial $100 based investment on Total shareholder return ($)(5)	Net income (loss) ($)(6)
2024	50,000	(302,147)	260,000	215,982	88.62	(4,684,000)
2023	50,000	(30,368)	343,000	332,954	110.11	(11,785,000)
2022	831,595	1,233,436	451,199	501,429	95.71	12,227,000

(1)    Reflects the amount reported in the “Total” column of the Summary Compensation Table for Mr. Swenson, the Company’s Principal Executive Officer (“PEO”), for each corresponding year. See “Executive Officer Compensation – Summary Compensation Table” for 2024 and 2023.
(2)     The amounts reported in this column represent CAP for Mr. Swenson for each corresponding year computed as required by Item 402(v) of Regulation S-K. The reported amounts do not reflect the actual compensation earned by or paid to Mr. Swenson during any applicable year. To determine CAP, the adjustments below were made to Mr. Swenson’s total compensation.

Year	Reported Summary Compensation Table Total for PEO ($)	Less	Reported Value of Equity Awards ($)(a)	Plus	Equity Award Adjustments ($)(b)	Equals	CAP for PEO ($)
2024	50,000	-	0	+	(352,147)	=	(302,147)
2023	50,000	-	0	+	(80,368)	=	(30,368)
2022	831,595	-	781,595	+	1,183,436	=	1,233,436

(a)    Amounts reflect the grant date fair value of equity awards as reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.
(b)    The equity award adjustments were calculated in accordance with Item 402(v) of Regulation S-K and include: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted in the applicable year and vest in the same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for Mr. Swenson are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	0	(296,054)	0	0	(56,093)	0	(352,147)
2023	0	375	0	0	(80,743)	0	(80,368)
2022	1,183,436	0	0	0	0	0	1,183,436

(3)    Reflects the average amount reported in the “Total” column of the Summary Compensation Table for our other NEO (excluding Mr. Swenson) for each corresponding year. See “Executive Officer Compensation – Summary Compensation Table” for 2024 and 2023. The name of the other NEO (excluding Mr. Swenson) included for purposes of calculating the average amounts in each applicable year is Brian Ochocki.
(4)    Amounts reported reflect CAP for the other NEO (excluding Mr. Swenson), as computed in accordance with Item 402(v) of Regulation S-K, for each corresponding year, which amounts reflect an average of the actual amount of compensation earned by or paid to the other NEO (excluding Mr. Swenson) during the applicable year. The adjustments below were made to the average total compensation for the NEO (excluding Mr. Swenson) for each year to determine the CAP for such year.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Less	Average Reported Value of Equity Awards ($)	Plus	Average Equity Award Adjustments ($)(a)	Equals	Average CAP for Non-PEO NEOs ($)
2024	260,000	-	0	+	(44,018)	=	215,982
2023	343,000	-	0	+	(10,046)	=	332,954
2022	451,199	-	97,699	+	147,929	=	501,429

(a)    See note (b) to footnote (2) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The amounts deducted or added in calculating the total average equity award adjustments for the other NEO (excluding Mr. Swenson) are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value to the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2024	0	(37,007)	0	0	(7,012)	0	(44,018)
2023	0	47	0	0	(10,093)	0	(10,046)
2022	147,929	0	0	0	0	0	147,929

(5)    The amounts reported in this column represent the Company’s cumulative TSR, which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)    The amounts reported in this column represent net income (loss) reflected in the Company’s audited financial statements for the applicable year.
Employment Agreements and Retirement Savings Plan
Nick Swenson. On March 26, 2014, Nick Swenson and the Company entered into an Employment Agreement dated as of March 26, 2014 and effective as of April 1, 2014 providing for the terms of employment of Mr. Nick Swenson as Chief Executive Officer and President. The employment agreement provides that Mr. Nick Swenson’s employment can be terminated by the Company at any time, without advance notice, for any reason or for no reason. The agreement does not provide for any severance payment to Mr. Nick Swenson upon termination of his employment by the Company. The agreement provides for an annual salary of $50,000, commencing on April 1, 2014. The agreement provides that Mr. Nick Swenson will not participate in any bonus or equity compensation arrangement and that Mr. Nick Swenson has declined to participate in any employee benefit plan. The agreement also includes provisions regarding confidentiality, indemnification, and a covenant not to compete for one year following termination of employment.
Brian Ochocki. On June 12, 2019, Brian Ochocki and the Company entered into an Employment Agreement providing for the terms of employment of Mr. Ochocki as the Chief Financial Officer/Principal Accounting Officer and Treasurer. Under the terms of the Agreement, Mr. Ochocki received a starting base salary of $220,0001 per year and is entitled to the Company’s standard package of employ
1 Mr. Ochocki’s base salary was increased to $260,000 in 2022.

ee benefits. Mr. Ochocki was also entitled to a one-time $20,000 bonus after the timely filing of the Company’s Fiscal Year 2020 10-K, which he received. Mr. Ochocki is further entitled to receive base salary increases and annual performance bonus payments, as established by the Company’s Compensation Committee and Chief Executive Officer, with a target discretionary annual performance bonus of 30% of his base salary. If the Company terminates the agreement for any reason other than Cause, Mr. Ochocki is entitled to a severance payment equal to three (3) months of base salary, which amount increased by an additional month on the second anniversary of Mr. Ochocki’s employment with the Company, and will continue to increase an additional month for every two years of employment thereafter; provided however, that the severance amount shall not exceed six (6) months. In the event a controlling interest in the Company is sold to an unaffiliated third party, the then-current severance amount shall double if the executive has a material change in duties or is terminated without cause. Unless terminated for cause, this provision remains in effect for a period of two years after any such sale event.
401(k) Plan. The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Internal Revenue Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including its executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. Employees are eligible to participate in the 401(k) Plan upon commencement of employment. The Company makes matching contributions to the Plan. Mr. Nick Swenson has declined participation in the 401(k) Plan.
Options and Equity Awards Generally
2020 Omnibus Stock and Incentive Plan
Our Compensation Committee, as the administrator of the 2020 Omnibus Stock and Incentive Plan, has the discretion, among a number of other alternatives, to accelerate the vesting of any awards, including outstanding options, held by the employees, consultants and directors in the event of an acquisition of us by a merger or asset sale or a “change in control.” Under the 2020 Omnibus Stock and Incentive Plan, a “change in control” generally means the first to occur of: (a) conditions under which a person or group becomes a beneficial owner of 50% or more of the voting power of our outstanding stock, or (b) during any two consecutive years, a majority change in the composition of our Board, or (c) a complete liquidation or dissolution of the Company or consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, in one transaction or a series of related transactions.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Nick Swenson, President, Chief Executive Officer and Chairman of the Board, is also the majority shareholder of Cadillac Castings, Inc. (“CCI”). On November 8, 2019, the Company made an investment of $2.8 million to purchase a 19.90% ownership stake in CCI. As of March 31, 2024, Mr. Swenson owns 67% of ownership interests in CCI.

PROPOSAL 3 –RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that the stockholders ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company and its subsidiary corporations for the fiscal year ending March 31, 2025. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent registered public accounting firms.
Deloitte & Touche LLP has served as the independent registered public accounting firm for the Company since September 27, 2018. Representatives of Deloitte & Touche LLP are expected to participate in the annual meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.
The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2025 (Item 3 on the enclosed proxy card).
Audit Committee Pre-Approval of Auditor Engagements
It is the policy of the Audit Committee that all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm are approved by the Audit Committee in advance. In addition, it is the Company’s practice that any invoices not covered by the annual engagement letter that are subsequently submitted by its independent registered public accounting firm are provided to the Chairman of the Audit Committee for approval prior to payment. The independent auditor, management and the Audit Committee must meet on at least an annual basis to review the plans and scope of the audit and the proposed fees of the independent auditor.
Audit Fees
The following is a summary of the fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the fiscal years ended March 31, 2024 and 2023 and fees billed for other services rendered by Deloitte & Touche LLP during those periods:

	Deloitte & Touche LLP	Deloitte & Touche LLP
	2024	2023
Audit Fees(1)	$1,100,626	$1,088,985

Audit-Related Fees(2)	110,000	17,500

Tax Fees(3)	0	0

All Other Fees(4)	0	5,685

(1)Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements that are provided by our independent registered public accounting firm in connection with regulatory filings or engagements.
(2)Audit-related fees relate to professional services rendered that are related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees may include fees associated with work performed in connection with registration statements or issuance of comfort letters, the audit of the Company’s retirement savings plan, any acquisition related work and attestations that are required by statute or regulation.
(3)Fees for professional services performed with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and consolidated subsidiaries, refund claims, payment planning and tax audit assistance.
(4)Fees for other permitted work performed that does not fall within the categories set forth above.
Report of the Audit Committee
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.
In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements as of and for the year ended March 31, 2024. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board and currently in effect. In addition, the Audit Committee discussed with the independent registered public accounting firm the written disclosures and letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024 for filing with the Securities and Exchange Commission.

July 10, 2024
AUDIT COMMITTEE
Travis Swenson, Chair
Peter McClung
Ray Cabillot
ADDITIONAL INFORMATION
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER OF THE COMPANY, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, IF SOLICITED BY WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT DOR THE FISCAL YEAR ENDED MARCH 31, 2024 ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO AIR T, INC., 11020 DAVID TAYLOR DRIVE, SUITE 305, CHARLOTTE, NORTH CAROLINA 28262, ATTENTION: CORPORATE SECRETARY.
IN ADDITION, THE COMPANY HAS A DEDICATED WEBSITE AT HTTP://WWW.AIRT.NET/INVESTORS/ANNUAL-MEETING-MATERIALS WHERE IT POSTS ALL ANNUAL MEETING MATERIALS INCLUDING THE ANNUAL REPORT ON FORM 10-K, ANNUAL REPORT, PROXY STATEMENT AND FORM OF PROXY.
STOCKHOLDER COMMUNICATIONS
The Board of Directors has established a process for stockholders and other interested parties to communicate with the Board of Directors or a particular director. Such individual may send a letter to Air T, Inc., Attention: Corporate Secretary, 11020 David Taylor Drive, Suite 305, Charlotte, North Carolina 28262. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary of the Company will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2025 MEETING
Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2025 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices (Secretary, Air T, Inc., 11020 David Taylor Drive, Suite 305, Charlotte, North Carolina, 28262) by the close of business on March 12, 2025. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2025 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above not less than 90 days and not more than 120 days before the first anniversary of the date of the 2024 annual meeting. Therefore, such notice must be received between April 21, 2025 and the close of business on May 23, 2025 to be considered timely. However, if our 2025 annual meeting occurs more than 30 days before or more than 30 days after August 23, 2025, we must receive nominations or proposals (i) not later than the close of business on the later of the 90th day prior to the date of the 2025 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2025 annual meeting, and (ii) not earlier than the 120th day prior to the 2025 annual meeting.
The above-mentioned proposals must also be in compliance with our Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in our Bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

OTHER MATTERS
Individuals appointed as proxies in connection with the annual meeting of stockholders to be held in 2024 will have discretion under applicable SEC rules to vote on any proposal presented at the meeting by a stockholder.
The Board of Directors knows of no other matters that may be presented at the meeting.
AIR T, INC.
July 10, 2024

AIR T, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 21, 2024
AND
PROXY STATEMENT

JULY 10, 2024

ANNUAL MEETING OF STOCKHOLDERS OF
AIR T, INC.
August 21, 2024
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Copies of the Notice of Annual Meeting, the Proxy Statement and the Annual Report to Stockholders for the Fiscal Year Ended March 31, 2024
are available at https://www.airt.net/investors/reports-filings/.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends you vote FOR ALL of the following:
1. ELECTION OF DIRECTORS			The Board of Directors recommends you vote FOR the following proposal.

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Raymond Cabillot William Foudray Gary Kohler Peter McClung Nick Swenson Travis Swenson Jamie Thingelstad	2. Advisory (non-binding) vote, to approve the compensation to the Company’s named executive officers as disclosed in the proxy statement;	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board of Directors recommends you vote FOR the following proposal.
			3. To ratify the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	NOTE:	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date	Signature of Stockholder	Date
Note:		Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF
AIR T, INC.
August 21, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	ACCOUNT NUMBER
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Copies of the Notice of Annual Meeting, the Proxy Statement and the Annual Report to Stockholders for the Fiscal Year Ended March 31, 2024
are available at https://www.airt.net/investors/reports-filings/.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends you vote FOR ALL of the following:
1. ELECTION OF DIRECTORS				The Board of Directors recommends you vote FOR the following proposal.

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Raymond Cabillot William Foudray Gary Kohler Peter McClung Nick Swenson Travis Swenson Jamie Thingelstad		2. Advisory (non-binding) vote, to approve the compensation to the Company’s named executive officers as disclosed in the proxy statement;	FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board of Directors recommends you vote FOR the following proposal.
				3. To ratify the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:		NOTE:	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐
Signature of Stockholder		Date		Signature of Stockholder	Date
Note:				Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY
AIR T, INC.
ANNUAL MEETING OF STOCKHOLDERS
To be held on August 21, 2024
This proxy is solicited on behalf of the Board of Directors.
The undersigned hereby appoints Brian Ochocki and Mark Jundt as proxies, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Air T, Inc. common stock that the undersigned is entitled to vote at, and, in their discretion, to vote upon such other business as may properly come before, the 2024 Annual Meeting of Stockholders of Air T, Inc. to be held on Wednesday, August 21, 2024 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
(Continued and to be signed on the reverse side.)

29021553v2